Exhibit 10.3

SECOND AMENDMENT TO

TERM LOAN AGREEMENT

This SECOND AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) dated as of November 17, 2025, by and among AGREE LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), AGREE REALTY CORPORATION, a Maryland corporation (the “Parent”), each of the Subsidiary Guarantors party hereto (together with the Parent, the “Guarantors”), each of the Lenders party hereto (the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Term Loan Agreement dated as of July 31, 2023 (as in effect immediately prior to the effectiveness of this Amendment, the “Existing Term Loan Agreement”); and

WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent desire to amend certain provisions of the Existing Term Loan Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Specific Amendments to Existing Term Loan Agreement.  Upon the effectiveness of this Amendment, the parties hereto agree that the Existing Term Loan Agreement is hereby amended as set forth below:

(a)The Existing Term Loan Agreement is amended by amending the definition of “Applicable Rate” set forth in Section 1.01 by inserting the below paragraph immediately following the pricing table and immediately prior to the paragraph beginning “During any period”:

; provided, notwithstanding the Credit Rating set forth in foregoing table, if (i) the Leverage Ratio as of the last day of the most recently ending fiscal quarter of the Borrower as set forth in the corresponding Compliance Certificate delivered pursuant to Section 7.02(a) is less than 35.0% and (ii) the Parent or the Borrower (as applicable) has a Credit Rating of either BBB+ or higher by S&P or Fitch or Baa1 or higher by Moody’s, the Applicable Rate shall be set at Pricing Level 1. Any increase or decrease in the Applicable Rate with respect to Loans resulting from a change in the Leverage Ratio in accordance with the foregoing proviso shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(a); provided, that if a Compliance Certificate is not delivered when due in accordance with such Section, then the Pricing Level corresponding to the Credit Rating then in effect shall apply as of the fifth Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.

(b)The Existing Term Loan Agreement is amended by amending the definition of “Recourse Indebtedness” set forth in Section 1.01 by inserting the phrase “or Subsidiary” immediately following the phrase “any Loan Party”.

(c)The Existing Term Loan Agreement is amended by amending the definition of “SOFR Adjustment” set forth in Section 1.01 by deleting the phrase “ten basis points (0.10%)” and substituting the phrase “zero basis points (0.00%)” in lieu thereof.

(d)The Existing Term Loan Agreement is amended by restating the definition of “Sanctioned Country” set forth in Section 1.01 in its entirety and substituting in lieu thereof the following:

“Sanctioned Country” means, at any time, a country or territory subject to Sanctions, currently including, without limitation, Cuba, Iran, North Korea, Sudan, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, and the so-called Donetsk People’s Republic or Luhansk People’s Republic regions of Ukraine.

(e)The Existing Term Loan Agreement is amended by restating Section 6.01 in its entirety and substituting in lieu thereof the following:

6.01Existence, Qualification and Power.  Each Loan Party (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of (x) its jurisdiction of organization and (y) each other jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c)(y), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

(f)The Existing Term Loan Agreement is amended by amending Section 11.01(e) by inserting the phrase “or order of priority” immediately following the phrase “pro rata sharing of payments”.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:

(a)a counterpart of this Amendment duly executed by the Borrower, the Parent, the Subsidiary Guarantors, the Administrative Agent and each of the Lenders party hereto;

(b)evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and the Arrangers, including without limitation, the reasonable fees and expenses of counsel to the Administrative Agent, have been paid; and

(c)such other documents, agreements and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request.

Section 3.  Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)Authorization; No Contravention.  The execution and delivery of the Amendment by each Loan Party and the performance by each Loan Party of this Amendment and the Existing Term Loan Agreement, as amended by this Amendment (as so amended, the “Amended Term Loan Agreement”), have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of each such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

(b)Governmental Authorization; Other Consents.  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution and delivery of this Amendment or performance by, or enforcement against, any Loan Party of this Amendment or the Amended Term Loan Agreement.

(c)Binding Effect.  This Amendment has been duly executed and delivered by each Loan Party that is a party hereto.  Each of this Amendment and the Amended Term Loan Agreement constitutes a legal, valid and binding obligation of each Loan Party a party thereto, enforceable against such Loan Party in accordance with its terms.

(d)No Default.  No Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

(e)Guarantors.  As of the date hereof, each Subsidiary required to be a Guarantor under the Amended Term Loan Agreement has become a Guarantor.

Section 4.  Reaffirmation of Representations.  The Borrower hereby repeats and reaffirms all representations and warranties made or deemed made by the Borrower to the Administrative Agent and the Lenders in the Amended Term Loan Agreement and the other Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full and such representations and warranties are true and correct in all material respects on and as of the date hereof immediately after giving effect to this Amendment except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date.

Section 5.  Reaffirmation by Guarantors.  Each of the Guarantors hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 6.  Certain References.  Each reference to the Existing Term Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Amended Term Loan Agreement.  This Amendment is a Loan Document.

Section 7.  Costs and Expenses.  The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10.  Effect; Ratification.  Except as expressly herein amended, the terms and conditions of the Existing Term Loan Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only.  The Amended Term Loan Agreement is hereby ratified and confirmed in all respects.  Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Amended Term Loan Agreement or any other Loan Document.

Section 11.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Amended Term Loan Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Term Loan Agreement to be executed as of the date first above written.

BORROWER:
BORROWER:	AGREE LIMITED PARTNERSHIP,
a Delaware limited partnership

	By:	Agree Realty Corporation,
a Maryland corporation, its sole general partner

By:	/s/ Peter Coughenour
	Name:	Peter Coughenour
	Title:	Chief Financial Officer and Secretary

PARENT:	AGREE REALTY CORPORATION,
a Maryland corporation

	By:	/s/ Peter Coughenour
		Name:	Peter Coughenour
		Title:	Chief Financial Officer and Secretary

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SUBSIDIARY GUARANTORS:

AGREE 117 MISSION, LLC,

a Michigan limited liability company

AGREE 2016, LLC,

a Delaware limited liability company

AGREE ABSECON URBAN RENEWAL, LLC,

a New Jersey limited liability company

AGREE CENTRAL, LLC,

a Delaware limited liability company

AGREE CHAPEL HILL NC, LLC,

a Delaware limited liability company

AGREE COLUMBIA SC, LLC,

a Delaware limited liability company

AGREE CONSTRUCTION MANAGEMENT, LLC,

a Delaware limited liability company

AGREE CONVENIENCE NO. 1, LLC,

a Delaware limited liability company

AGREE CW, LLC,

a Delaware limited liability company

AGREE DALLAS FOREST DRIVE, LLC,

a Texas limited liability company

AGREE DT JACKSONVILLE NC, LLC,

a Delaware limited liability company

AGREE FARMINGTON NM, LLC,

a Delaware limited liability company

AGREE FORT WALTON BEACH, LLC,

a Florida limited liability company

AGREE GRANDVIEW HEIGHTS OH, LLC,

a Delaware limited liability company

AGREE GREENWICH CT, LLC,

a Delaware limited liability company

AGREE LAND EAST, LLC,

a Delaware limited liability company

AGREE LAND WEST, LLC,

a Delaware limited liability company

	By:	Agree Limited Partnership,
a Delaware limited partnership
	Its:	Sole Member

By:	Agree Realty Corporation,
A Maryland corporation
Its:	Sole General Partner

By:	/s/ Peter Coughenour
	Name:	Peter Coughenour
	Title:	Chief Financial Officer and Secretary

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AGREE LEBANON NH, LLC,

a Delaware limited liability company

AGREE LITTLETON CO LLC,

a Delaware limited liability company

AGREE MADISON AL, LLC,

a Michigan limited liability company

AGREE MARIETTA, LLC,

a Georgia limited liability company

AGREE M-59, LLC,

a Michigan limited liability company

AGREE MCW, LLC,

a Delaware limited liability company

AGREE MENA AR, LLC,

a Delaware limited liability company

AGREE NJ, LLC,

a Delaware limited liability company

AGREE ONAWAY MI, LLC,

a Delaware limited liability company

AGREE ORANGE CT, LLC,

a Delaware limited liability company

AGREE OXFORD COMMONS AL, LLC,

a Delaware limited liability company

AGREE PATERSON NJ, LLC,

a Delaware limited liability company

AGREE ROSEVILLE CA, LLC,

a California limited liability company

AGREE SB, LLC,

a Delaware limited liability company

AGREE SECAUCUS NJ, LLC,

a Delaware limited liability company

AGREE SHELF ES PA, LLC,

a Delaware limited liability company

By:	Agree Limited Partnership,
A Delaware corporation
Its:	Sole Member

By:	Agree Realty Corporation,
A Maryland corporation
Its:	Sole General Partner

By:	/s/ Peter Coughenour
	Name:	Peter Coughenour
	Title:	Chief Financial Officer and Secretary

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AGREE SHELF PA, LLC,

a Delaware limited liability company

AGREE SOUTHFIELD, LLC,

a Michigan limited liability company

AGREE SPRING GROVE, LLC,

an Illinois limited liability company

AGREE ST PETERSBURG, LLC,

a Florida limited liability company

AGREE STORES, LLC,

a Delaware limited liability company

AGREE TALLAHASSEE, LLC,

a Florida limited liability company

AGREE TK, LLC,

a Delaware limited liability company

AGREE WALKER, LLC,

a Michigan limited liability company

AGREE WAWA BALTIMORE, LLC,

a Maryland limited liability company

AGREE WILMINGTON, LLC,

a North Carolina limited liability company

AR LAND CA, LLC,

a Delaware limited liability company

AR LAND CENTRAL, LLC,

a Delaware limited liability company

AR LAND EAST, LLC,

a Delaware limited liability company

AR LAND WEST, LLC,

a Delaware limited liability company

AR WTO, LLC,

a Delaware limited liability company

BB Farmington NM, LLC,

a Delaware limited liability company

DD71, LLC,

a Delaware limited liability company

DD Brownsville LLC,

a North Carolina limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
A Maryland corporation
Its:	Sole General Partner

By:	/s/ Peter Coughenour
	Name:	Peter Coughenour
	Title:	Chief Financial Officer and Secretary

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DD Hempstead LLC,

a North Carolina limited liability company

LUNACORP, LLC,

a Delaware limited liability company

MT. PLEASANT SHOPPING CENTER, L.L.C.,

a Michigan limited liability company

PACHYDERM CHATTANOOGA TN, LLC,

a Delaware limited liability company

PACHYDERM MARIETTA GA, LLC,

a Delaware limited liability company

PACHYDERM MYRTLE BEACH SC, LLC,

a Delaware limited liability company

PACHYDERM PHILADELPHIA PA, LLC,

a Delaware limited liability company

PACHYDERM PROPERTIES, LLC,

a Delaware limited liability company

PACHYDERM RIVERDALE GA, LLC,

a Delaware limited liability company

PACHYDERM WAITE PARK MN, LLC,

a Delaware limited liability company

PAINT PA, LLC,

a Delaware limited liability company

SAFARI PROPERTIES II, LLC,

a Delaware limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
A Maryland corporation
Its:	Sole General Partner

By:	/s/ Peter Coughenour
	Name:	Peter Coughenour
	Title:	Chief Financial Officer and Secretary

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PNC Bank, National Association,
as Administrative Agent and as a Lender

By:	/s/ David C. Drouillard
	Name:	David C. Drouillard
	Title:	SVP

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ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Mitchell Vega
	Name:	Mitchell Vega
	Title:	Senior Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Laura Lema
	Name:	Laura Lema
	Title:	Vice President

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JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Cody A. Canafax
	Name:	Cody A. Canafax
	Title:	Executive Director

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Helen Chan
	Name:	Helen Chan
	Title:	Vice President

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BANCO DE SABADELL, S.A., as a Lender

By:	/s/ Enrique Castillo
	Name:	Enrique Castillo
	Title:	Head of Corporate Banking

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